SCHEDULE 14A
                                (Rule 14(a)-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement              [ ]  Confidential, for use of the
[X]  Definitive proxy statement                    Commission only (as permitted
[ ]  Definitive additional materials               by Rule 14a-6(e)(2))
[ ]  Soliciting material under Rule 14a-12


                             ING SERIES FUND, INC.
                       (formerly Aetna Series Fund, Inc.)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously Paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                  July 25, 2002


Dear Shareholder:

     I am writing to let you know that, as stated in the enclosed Proxy Statement, a special meeting of shareholders of ING Technology Fund (the "Fund") will be held on August 29, 2002. The purpose of the meeting is for you to vote on a proposal to approve a new subadvisory agreement with Elijah Asset Management, LLC ("EAM"), the subadviser to the Fund. The owners of EAM sold a 75% ownership interest in their company to a wholly owned U.S. subsidiary of AIC Limited ("AIC") (the "Transaction"). AIC is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management as of April 25, 2002, headquartered in Burlington, Ontario, Canada. Following the Transaction, EAM's name was changed to AIC Asset Management, LLC. We refer to EAM by its former name in this letter and the enclosed proxy materials for the sake of simplicity. As a result of the Transaction, AIC now indirectly holds a controlling interest in EAM. A more thorough description of AIC is contained in the enclosed Proxy Statement.

     At the shareholder meeting, you will be asked to approve a new subadvisory agreement (the "New Subadvisory Agreement") for your Fund with EAM to take effect immediately upon approval. Your approval is necessary because, in light of applicable regulatory requirements and under the terms of the previous subadvisory agreement with EAM (the "Old Subadvisory Agreement"), the Old
Subadvisory Agreement was automatically terminated as a result of the Transaction. EAM is now providing its services to the Fund under an Interim Subadvisory Agreement, which the Board of Directors of your Fund approved on an interim basis until the shareholders vote on the New Subadvisory Agreement. The New Subadvisory Agreement that you are being asked to approve is the same in all material respects as the Old Subadvisory Agreement, with the exception of the effective date of the agreement and EAM's name change. If the New Subadvisory Agreement is approved, EAM and the current portfolio managers will continue to manage the Fund uninterrupted.

     IT IS IMPORTANT TO NOTE THAT YOUR FUND AND ITS INVESTMENT OBJECTIVES AND POLICIES WILL NOT CHANGE AS A RESULT OF THIS PROXY SOLICITATION OR THE TRANSACTION. THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE. THE ADVISORY FEES PAID BY YOUR FUND WILL NOT INCREASE. YOU WILL STILL OWN THE SAME SHARES IN THE SAME FUND.

     AFTER CAREFUL CONSIDERATION, THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

     Your vote is important regardless of the number of shares you own. Please read the Proxy Statement carefully and cast your vote using the enclosed Proxy Ballot. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN THE TIME OF THE SHAREHOLDER MEETING ON August 29, 2002.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Special Meeting. If you have any questions before you vote, please review the attached "Questions and Answers" or call toll-free 1-800-992-0180. We'll help you get the answers you need promptly.

     The Fund is using Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote. We appreciate your participation and prompt response in this important matter and thank you for your continued support.


Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President

                              ING SERIES FUND, INC.

                            NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS OF
                               ING TECHNOLOGY FUND

Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of ING Technology Fund (the "Fund"), a series of ING Series Fund, Inc. (the "Company"), will be held on August 29, 2002, at 8:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

     1. To approve or disapprove a new Subadvisory Agreement on behalf of the Fund, between ING Investments, LLC and AIC Asset Management, LLC (formerly known as Elijah Asset Management, LLC); and

     2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

Shareholders of record at the close of business on May 31, 2002 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED BALLOT AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                                          By Order of the Board of Directors,

                                          /s/ Kimberly A. Anderson
                                          Kimberly A. Anderson
                                          Secretary
                                          July 25, 2002

                               ING TECHNOLOGY FUND

                         IMPORTANT NEWS FOR SHAREHOLDERS

Following is a brief overview of some matters affecting ING Technology Fund (the "Fund") that will be the subject of a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, which describes these matters in greater detail.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. On April 30, 2002, the owners of Elijah Asset Management LLC ("EAM"), the subadviser to your Fund, sold a 75% ownership interest in their company to a wholly owned U.S. subsidiary of AIC Limited ("AIC") (the "Transaction"). As a result of the Transaction, AIC now indirectly holds a controlling interest in EAM. AIC is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management as of April 25, 2002, headquartered in Burlington, Ontario, Canada. In connection with the Transaction, EAM's name was changed to AIC Asset Management, LLC. For simplicity's sake, however, the proxy materials refer to EAM by its former name.

     To ensure that there is no interruption in the advisory services EAM provides to your Fund, we are asking the Fund's shareholders to approve a new subadvisory agreement with EAM.

          THE PEOPLE MANAGING YOUR FUND WILL NOT CHANGE

          Shareholder approval of a new subadvisory agreement will not result in a change in the actual portfolio management personnel who manage your Fund. Ronald E. Elijah and Roderick R. Berry will continue to have responsibility for day-to-day portfolio management of the Fund.

          THE OBJECTIVES AND POLICIES OF YOUR FUND WILL NOT CHANGE

          Shareholder approval of a new subadvisory agreement will not result in a change in your Fund or in the Fund's investment objectives and policies. You will still own the same shares in the same Fund.

Q.   WHY AM I BEING ASKED TO VOTE ON THE NEW SUBADVISORY AGREEMENT?

A. AIC's purchase of a majority ownership interest in EAM resulted in a "change in control" of EAM, causing the previous Subadvisory Agreement (the "Old Subadvisory Agreement") between EAM and ING Investments, LLC ("ING"), the investment adviser to the Fund, to terminate automatically by its terms. With the approval of the Board of Directors of your Fund ("Board"), EAM and ING entered into a temporary subadvisory agreement (the "Interim Subadvisory Agreement") effective April 30, 2002 in order to secure EAM's continuing services for the Fund on an interim basis until the shareholders vote on the proposed subadvisory agreement with EAM ("New Subadvisory Agreement"). We are now seeking your approval of that New Subadvisory Agreement for the Fund so that EAM can continue to provide advisory services to the Fund.

Q. ARE THERE ANY CHANGES IN THE NEW SUBADVISORY AGREEMENT FROM THE OLD SUBADVISORY AGREEMENT?

A. The material terms of the New Subadvisory Agreement will be identical in all respects to those of the Old Subadvisory Agreement, except for the name change of EAM and the effective dates. The Old Subadvisory Agreement was approved by both the Fund's Board and its shareholders on December 12, 2001 and February 20, 2002, respectively. The Interim and New Subadvisory Agreements were approved by the Board on April 2-3, 2002. The New Subadvisory Agreement, like the Interim and Old Subadvisory Agreements, requires EAM, under the supervision of the Fund's Board and ING, to provide investment management services with respect to the Fund's assets.

Q.   WILL THE INVESTMENT ADVISORY FEE INCREASE?

A. THE FEES PAYABLE TO EAM, WHICH ARE PAID BY ING AND NOT BY THE FUND, WILL REMAIN THE SAME UNDER THE NEW SUBADVISORY AGREEMENT.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of the Fund, including the Directors who are not affiliated with ING, EAM, or their affiliates (other than by their office as Directors), UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW SUBADVISORY AGREEMENT.

Q.   CAN I REVOKE MY PROXY AFTER I VOTE IT?

A. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258) or in person at the Special Meeting, by executing a superseding Proxy Ballot or by submitting a notice of revocation to the Company.

Q.   IS THE FUND PAYING FOR THIS PROXY SOLICITATION?

A. No. EAM and/or its affiliates will bear all of the costs of the proxy solicitation and the Special Meeting.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services toll-free at 1-800-992-0180.

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                            Toll-Free: 1-800-992-0180

                               ING TECHNOLOGY FUND

                                 PROXY STATEMENT
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 August 29, 2002

This Proxy Statement provides you with information you should review before voting on the proposal identified in the Notice of Special Meeting for ING Technology Fund (the "Fund"), a series of ING Series Fund, Inc. (the "Company"). The Company's Board of Directors (the "Board") is soliciting your vote at a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, on August 29, 2002 at 8:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.

SOLICITATION OF PROXIES

The Company's Board is soliciting votes from shareholders of the Fund. The solicitation of votes is made by the mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying Proxy Ballot(s) on or about July 25, 2002. If you have more than one account registered in your name, you will receive one Proxy Ballot for each account. Please vote and return each Proxy Ballot that you receive. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

SHAREHOLDER REPORTS

Copies of the Company's Annual Report for the fiscal year ended May 31, 2002 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report and any subsequent Semi-Annual Report. YOU MAY OBTAIN COPIES OF THOSE REPORTS, WITHOUT CHARGE, BY WRITING TO ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, Attention:
Literature Fulfillment, or by calling toll-free 1-800-992-0180.

                                GENERAL OVERVIEW

Elijah Asset Management, LLC, a Delaware limited liability company, ("EAM") has been engaged by ING Investments, LLC ("ING"), the adviser to the Fund to assist it in managing the assets of the Fund. EAM has served as subadviser to the Fund since its inception.

On April 30, 2002, the owners of EAM sold a 75% ownership interest in EAM to a wholly owned U.S. subsidiary of AIC Limited ("AIC") (the "Transaction"). AIC is a privately held mutual fund manager with over $15 billion (Canadian) in assets under management in approximately 25 separate investment mandates through over 50 separate mutual funds as of April 25, 2002. AIC conducts the majority of its business in Canada, and prior to the Transaction had no operations in the United States. AIC's principal executive offices are located at 1375 Kerns Road, Burlington, Ontario L7R 4X8, Canada. In connection with the Transaction, EAM's name was changed to AIC Asset Management, LLC. For simplicity's sake, however, the proxy materials refer to EAM by its former name.

Upon completion of the Transaction, which resulted in the termination of the current subadvisory agreement, and with the approval of the Company's Board, including all of the Directors who are not affiliated with ING, EAM, or their affiliates ("Independent Directors"), ING entered into an Interim Subadvisory Agreement (the "Interim Subadvisory Agreement") with EAM effective April 30, 2002 in order to continue EAM's services to ING and to the Fund after the Transaction pending the Fund shareholders' approval of a new Subadvisory

Agreement (the "New Subadvisory Agreement"), as described below. The Interim Subadvisory Agreement made no change from the previous Subadvisory Agreement, which was approved by the Company's Board on December 12, 2001 and the Fund's shareholders at a special meeting on February 20, 2002 (the "Old Subadvisory Agreement"), in either the services provided by EAM to the Fund or the subadvisory fees received by EAM for those services. The Interim Subadvisory Agreement by its terms will remain in effect until the earlier of September 27, 2002 or the date the shareholders of the Fund either approve or disapprove a New Subadvisory Agreement with EAM. The Interim Subadvisory Agreement provides that any subadvisory fees earned by EAM under the Interim Subadvisory Agreement shall be held in an interest-bearing escrow account and shall be paid upon approval of the New Subadvisory Agreement by the Fund's shareholders. If shareholders do not approve the New Subadvisory Agreement, EAM shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Subadvisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Subadvisory Agreement is not approved, EAM may serve as the Fund's subadviser on a temporary basis while the Board considers further action.

ING has agreed to enter into a New Subadvisory Agreement with EAM, provided that the shareholders of the Fund approve the New Subadvisory Agreement. On April 2-3, 2002, the Company's Board, including all of the Independent Directors, approved the New Subadvisory Agreement between ING and EAM. Under the New Subadvisory Agreement, EAM would provide the same services it currently provides to the Fund under the Interim Subadvisory Agreement (and which it previously provided under the Old Subadvisory Agreement). There would be no change in the subadvisory fee paid by ING to EAM and no additional costs or expenses to the Fund. A copy of the New Subadvisory Agreement is attached as Appendix 1, and descriptions in this Proxy Statement of the terms of the New Subadvisory Agreement are qualified in their entirety by reference to Appendix 1. As noted above, EAM's name was changed in connection with the Transaction, so the New Subadvisory Agreement refers to the subadviser by its new name, AIC Asset Management, LLC.

                             MATTER TO BE ACTED UPON

                                    PROPOSAL
                      APPROVAL OF NEW SUBADVISORY AGREEMENT

Shareholders of the Fund are being asked to approve a New Subadvisory Agreement with EAM. The Old Subadvisory Agreement terminated automatically as a result of the Transaction, and under applicable rules the Interim Subadvisory Agreement cannot continue for more than 150 days after the Transaction. APPROVAL OF THE NEW SUBADVISORY AGREEMENT IS SOUGHT TO ENSURE THAT MANAGEMENT OF THE FUND CAN CONTINUE UNINTERRUPTED.

The Transaction, involving the sale of an 75% ownership interest in EAM to a wholly owned U.S. subsidiary of AIC, resulted in a change of control of EAM, which was deemed under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to be an assignment of the Old Subadvisory Agreement. The Old Subadvisory Agreement provided for its automatic termination upon assignment. Accordingly, shareholder approval of the New Subadvisory Agreement is necessary in order to continue EAM's role in the management of the Fund after the Transaction.

EAM expects that it will continue to maintain the same key investment personnel with respect to the Fund, and to pursue the investment style and strategies for which it was engaged prior to the Transaction, with no material changes. EAM does not anticipate that the Transaction has caused or will cause any reduction in the quality of services provided to the Fund.

At the April 2-3, 2002 meeting of the Board, the New Subadvisory Agreement was approved unanimously by the Board, including all of the Independent Directors. Notwithstanding shareholder approval of the New Subadvisory Agreement, the Board is not restricted in its ability to terminate or replace EAM as the subadviser for the Fund at any time in the future, subject at all times to any required shareholder approval.

If the New Subadvisory Agreement is approved by shareholders of the Fund, it will take effect immediately and remain in effect until December 31, 2002 and, unless terminated earlier in accordance with its terms, will automatically continue from year to year thereafter provided that each such continuance is approved annually (i) by the Board on behalf of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and in either case,
(ii) by a majority of the Fund's Independent Directors.

TERMS OF THE NEW SUBADVISORY AGREEMENT

The terms of the New Subadvisory Agreement are identical in all material respects as those of the Old Subadvisory Agreement, except for the name change of EAM and the effective dates.

The New Subadvisory Agreement, like the Old Subadvisory Agreement, requires EAM, under the supervision of the Company's Board and ING, to provide a continuous investment program for the Fund's portfolio and to determine in its discretion the composition of that portfolio, including the purchase, retention or sale of the securities, cash and other investments. In carrying out its duties, EAM is charged with, among other things: (i) formulating and implementing a continuous program of evaluation, investment, sales and reinvestment of the Fund's assets;
(ii) providing investment research; (iii) selecting the securities and other investments to be purchased, sold or exchanged by the Fund; (iv) placing trade orders with broker-dealers (including broker-dealers affiliated with EAM), subject to its obligation to use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received; and (v) establishing and maintaining appropriate policies and procedures that are designed to ensure that the management of the Fund is implemented in compliance with the Investment Company Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules and regulations promulgated thereunder and any applicable procedures adopted by the Fund's Board.

EAM also regularly reports to ING and, at the request of ING, to the Board. Any investment program undertaken by EAM with respect to the Fund, as well as any other activities undertaken by EAM at the direction of ING on behalf of the Fund, are at all times subject to any directives of the Board.

The subadvisory fee payable to EAM for its services with respect to the Fund will remain the same under the New Subadvisory Agreement. The annual fee payable to EAM, which is paid by ING and not by the Fund, is equal to 0.50% of the average daily net assets of the Fund.

The New Subadvisory Agreement provides that EAM will not be liable for any act or omission related to any series of the Company for which EAM is not the subadviser, and shall not be liable for, or subject to damages, expenses or losses in connection with, or arising out of any act or omission related to any services provided under the Agreement, except by reason of EAM's willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The New Subadvisory Agreement generally may be terminated at any time upon 60 days' notice by ING, by the Fund's Board, or by vote of the shareholders of the Fund, or upon three months' notice by EAM.

COMPLIANCE WITH REGULATORY AND FUND REQUIREMENTS

Under the New Subadvisory Agreement, EAM agrees to continue to monitor compliance systems and procedures designed to meet the requirements of the Advisers Act and the Investment Company Act. The New Subadvisory Agreement provides that in selecting broker-dealers qualified to execute a particular equity transaction, brokers or dealers may be selected who also provide brokerage or research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to EAM and/or the other accounts over which EAM or its affiliates exercise investment discretion. EAM is authorized to pay a broker or dealer that provides such brokerage or research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if EAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer and is paid in compliance with Section 28(e).

INFORMATION ABOUT EAM

EAM (now known as AIC Asset Management, LLC) is a Delaware limited liability company whose primary office is located at 100 Pine Street, Suite 420, San Francisco, California 94111. EAM, which is registered with the SEC as an investment adviser, was formed in January 1999 and manages over $315 million in assets as of March 1, 2002. EAM provides investment advisory services for public and private investment funds, institutions, offshore funds, high net worth individuals and others.

As a result of the Transaction, AIC, through its wholly owned U.S. subsidiary, AIC USA, Inc., C/O Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, owns 75% of the outstanding voting interests of EAM. AIC, whose principal executive offices are located at 1375 Kerns Road, Burlington, Ontario L7R 4X8, Canada, is Canada's 11th largest mutual fund manager, with over $15 billion (Canadian) in assets under management in approximately 25 separate investment mandates through over 50 separate mutual funds as of April 25, 2002. AIC is a is a privately held Canadian corporation that is controlled by its Chairman, Chief Executive Officer and Chief Investment Officer, Michael Lee-Chin, who is also the Chairman of EAM. Ronald E. Elijah and Roderick R. Berry, the Fund's Portfolio Managers, own 15% and 10% respectively, of the outstanding voting interests of EAM after the Transaction. Please refer to Appendix 2 to this Proxy Statement for a list of the principal executive officers of EAM.

EAM has served as a subadviser to the Fund since its inception. Prior to the Transaction, EAM served as subadviser to the Fund pursuant to the Old Subadvisory Agreement dated March 1, 2002, which was approved by the shareholders of the Fund on February 20, 2002. The Old Subadvisory Agreement was submitted to shareholders because an earlier subadvisory agreement pertaining to the Fund terminated in connection with a plan by ING's parent, ING Groep N.V., to integrate the operations of various mutual fund groups managed by some of its subsidiaries. The Interim and New Subadvisory Agreements were approved by the Board on April 2-3, 2002. Fees received by EAM with respect to the Fund for the fiscal year ended October 31, 2001 totaled $57,445.

EAM also serves as subadviser to ING Technology VP, a registered investment company that serves as an investment option for variable annuity and variable life insurance contracts, for which EAM receives a subadvisory fee equal to 0.50% of the fund's average daily net assets. ING Technology VP had net assets of approximately $54.1 million at June 30, 2002.

EVALUATION BY THE BOARD

The Company's full Board met on April 2-3, 2002, to review and consider, among other things, information relating to the Interim and New Subadvisory Agreements. The Independent Directors were advised by independent legal counsel throughout this process. In determining whether to approve the Interim and New Subadvisory Agreements and to recommend approval of the New Subadvisory Agreement to shareholders, the Board, including the Independent Directors, considered various materials and representations provided by EAM and AIC and met with senior representatives of EAM and AIC. The Board considered, among other things, (i) that the Fund will continue to be managed by Ronald E. Elijah and Roderick R. Berry, the senior management personnel responsible for the management of the Fund; (ii) that the methodology and philosophy of EAM in executing its responsibilities under the Interim and New Subadvisory Agreements is not expected to change; (iii) that the relevant personnel, operations and financial condition, investment management capabilities, and performance of EAM are not expected to change adversely as a result of the Transaction; (iv) that the compensation to be received by EAM under the New Subadvisory Agreement will be the same as that paid under the Interim and Old Subadvisory Agreements; (v) that the material terms of the New Subadvisory Agreement are identical to those of the Old Subadvisory Agreement, except for the name change of EAM and the effective dates; (vi) that the Transaction is not otherwise expected to have any adverse effect on the services rendered by EAM with respect to the Fund; (vii) that EAM anticipates continuity of all other key EAM personnel involved in Fund operations; (viii) AIC's breadth and depth in asset management, general reputation and its commitment to supporting EAM in its performance of advisory services with respect to the Fund; (ix) the nature and quality of the services rendered by EAM to the Fund to date; (x) the advantages to the Fund of maintaining EAM as the Fund's subadviser, which would provide continued access to the demonstrated skills and capability of Ronald E. Elijah and Roderick R. Berry and EAM's staff; and (xi) ING's recommendation to the Board that the New Subadvisory Agreement be approved.

After careful review, the Board determined that retaining EAM is in the best interests of the Fund and its shareholders, and that by approving the New Subadvisory Agreement the Fund can best be assured that it will receive the continued services of EAM without interruption. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board, including the Independent Directors, unanimously approved the New Subadvisory Agreement and voted to recommend its approval by the Fund's shareholders. If the New Subadvisory Agreement is not approved, the Board will determine what action, if any, should be taken. The Board may consider proposing a different subadviser, or having no subadviser. In the alternative, EAM may nonetheless serve as subadviser to the Fund at the lesser of the fees that would be paid under the New Subadvisory Agreement or EAM's cost to render services to the Fund, until such time as the Board determines an appropriate course of action.

VOTE REQUIRED

Approval of the New Subadvisory Agreement by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

               THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                            VOTE "FOR" THIS PROPOSAL


                               GENERAL INFORMATION

THE FUND'S SERVICE PROVIDERS

The Fund's investment adviser is ING Investments, LLC, its principal underwriter is ING Funds Distributor, Inc., and its administrator is ING Funds Services, LLC, each of which is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

OTHER MATTERS TO COME BEFORE THE MEETING

The Company does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, in the absence of voting instructions, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS AND QUORUM REQUIREMENTS

Shareholders of record on May 31, 2002 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the record date, the Fund offered five classes of shares to the public: Class A, Class B, Class C, Class I and Class O shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the different sales charges, if any; (b) the different distribution and/or service fees, if any, borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privileges of each class. Appendix 3 to this Proxy Statement sets forth the number of shares of each class of the Fund issued and outstanding as of the record date. Shareholders of the Fund will vote on the proposal as a single class regardless of the class of shares they own.

The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the item to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

Some shares of a Fund may be held by affiliates of ING, including ING Life Insurance and Annuity (formerly Aetna Life Insurance and Annuity Corporation "ALIAC") and ING Insurance Company of America (formerly Aetna Insurance Company of America "AICA") in various capacities and will be voted in the following manner: shares of a Fund owned beneficially by ING or an affiliate of ING as an initial capital investment in a Fund or other direct investment of the ING affiliate will be voted in favor of the Proposal. Shares of a Fund held of record by an ING affiliate as trustee or custodian in connection with an employee benefit plan will only be voted in accordance with actual instructions received from such employee benefit plan or, under some plans, the plan participants. With respect to shares of a Fund held by ING in its Variable Annuity Account D or F as depositor under variable annuity contracts, this Proxy Statement is used to solicit instruction for voting shares of each Fund relating to such contract holders' interests in each Fund. ING will only vote shares of each Fund held through Variable Annuity Accounts D or F in accordance with actual instructions from such contract holders and will not votes shares for which no instructions are received.

The number of shares that you may vote is the total of the number shown on the Proxy Ballot accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company.

BENEFICIAL OWNERS

To the best of the Company's knowledge, as of July 1, 2002, no person owned beneficially more than 5% of any class of the Fund, except as set forth in APPENDIX 4 to this Proxy Statement. To the best of the Fund's knowledge, as of June 3, 2002, no Director owned more than 1% of the Fund.

EXPENSES

EAM and/or one or more of its affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

ADDITIONAL PROXY SOLICITATION INFORMATION

You may vote by proxy by using the enclosed Proxy Ballot(s) or authorization card, as applicable. In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of EAM or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Georgeson Shareholder Communications Inc. (the "Solicitor") has been engaged to assist in the solicitation of this proxy, at an estimated cost of $10,000, which will be paid by EAM. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 866-444-6270. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

Shareholders may also provide their voting instructions through telephone touch-tone voting by calling 1-800-690-6903 or Internet voting at www.proxyweb.com. These options require shareholders to input a control number, which is located on each Proxy Ballot. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

SHAREHOLDER PROPOSALS
The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the Proxy Statement at any subsequent meeting of shareholders must be submitted a reasonable time before the Proxy Statement for that meeting is mailed. Whether a proposal is submitted in the Proxy Statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

       PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN THE BALLOT(S)
         PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By Order of the Board,

/s/ Kimberly A. Anderson
Kimberly A. Anderson
Secretary

                                   APPENDIX 1

                                    FORM OF
                            NEW SUBADVISORY AGREEMENT

                              ING SERIES FUND, INC.

                             SUB-ADVISORY AGREEMENT


     AGREEMENT made this _____ day of _____, 2002 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and AIC Asset Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

     WHEREAS, ING Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund may offer shares of additional series in the future;

     WHEREAS, pursuant to an Investment Management Agreement, dated March 1, 2002 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

     1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

          (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

          (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

         (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

          (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

          (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

          (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

         (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (c) The Sub-Adviser will provide reports to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

     3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

     4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

     5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

     6. COMPENSATION. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

     7. COMPLIANCE.

     (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors may adopt, including any written compliance procedures.

     (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. BOOKS AND RECORDS. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

     9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

     10. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

     11. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

     12. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

     13. INDEMNIFICATION.

     (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

     (d)  The Sub-Adviser shall not be liable under Paragraph (b) of this
          Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     14. DURATION AND TERMINATION.

     (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect through December 31, 2002 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940
          Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
          (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     (b)  Notices. Any notice must be in writing and shall be sufficiently given
          (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               ING Series Fund, Inc.
               7337 East Doubletree Ranch Road
               Scottsdale, Arizona 85258
               Attention: Kimberly A. Anderson

          If to the Adviser:

               ING Investments, LLC
               7337 East Doubletree Ranch Road
               Scottsdale, Arizona 85258
               Attention:  Michael J. Roland

          If to the Sub-Adviser:

               AIC Asset Management, LLC
               100 Pine Street
               Suite 420
               San Francisco, California 94111
               Attention:  Ronald E. Elijah

     15. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors and the Sub-Adviser.

     16. MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

     (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

     (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

     (g)  This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                       ING INVESTMENTS, LLC


                                       By:
                                           -------------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------


                                       AIC ASSET MANAGEMENT, LLC


                                       By:
                                           -------------------------------------
                                           Name
                                                --------------------------------
                                           Title
                                                 -------------------------------

                                   SCHEDULE A



SERIES                                           ANNUAL SUB-ADVISORY FEE
------                                           -----------------------

ING Technology Fund                                       0.50%

                                   APPENDIX 2
                             LIST OF OFFICERS OF EAM

               DIRECTOR AND OFFICERS OF AIC ASSET MANAGEMENT, LLC
                    (Formerly, Elijah Asset Management, LLC)

--------------------------------------------------------------------------------
                         POSITIONS AND OFFICES              OTHER PRINCIPAL
       NAME                    WITH EAM                        POSITIONS
--------------------------------------------------------------------------------

Michael Lee-Chin         Director and Chairman       Chairman, CEO, and Chief
                                                     Investment Officer, AIC
                                                     Limited, AIC Group of Funds

Ronald E. Elijah         Chief Executive Officer     N/A
                         Research Director
                         Portfolio Manager

Roderick R. Berry        President                   N/A
                         Portfolio Manager

Jason Cimato             Chief Financial Officer     N/A


* Except for Mr. Lee-Chin, the principal business address of each person named is 100 Pine Street, Suite 420, San Francisco, CA 94111. Mr. Lee-Chin's principal business address is 1375 Kerns Road, Burlington, Ontario L7R 4X8, Canada.

                                   APPENDIX 3

     NUMBER OF SHARES OF EACH CLASS OF ING TECHNOLGOY FUND OUTSTANDING AS OF
                                  MAY 31, 2002


CLASS                                                        SHARES OUTSTANDING
-----                                                        ------------------
Class A                                                        2,705,748.0000

Class B                                                          319,254.1100

Class C                                                          170,683.0000

Class I                                                          202,017.7090

Total                                                          3,397,702.8190

                                   APPENDIX 4

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

     The following table provides information about the persons or entities whom, to the knowledge of the ING Technology Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of July 1, 2002:

ING TECHNOLOGY FUND

                                                 PERCENT OF CLASS OF SHARES AND
   NAME AND ADDRESS OF SHAREHOLDER                     TYPE OF OWNERSHIP*               PERCENTAGE OF FUND
   -------------------------------                     ------------------               ------------------
ING NATIONAL TRUST                           68.76% of Class A, beneficially owned             54.93%
AFS Central Valuation Unit
Attn: Gordon Elrod TN41
151 Farmington Ave.
Hartford, CT 06156-0001

ING Life Insurance and Annuity Company       7.24% of Class A, beneficially owned               5.79%
151 Farmington Ave.
Hartford, CT 06156-0001

Robert Egger TTEE                            11.62% of Class C, owned of record                 .057%
Robert Egger Trust U/A DTD 3/9/81
FBO Robert Egger Jr.
538 Calle De La Sierra
El Cajon, CA 92019-1241

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

 ING FUNDS                                                       FIRST CLASS
[LION LOGO]                                                      U.S. POSTAGE
7337 East Doubletree Ranch Road                                      PAID
Scottsdale, Arizona 85258-2034                                      PROXY
                                                                  TABULATOR

  ----------------------------------------------------------------------------
                         3 EASY WAYS TO VOTE YOUR PROXY
  VOTE BY PHONE: Call toll-free 1-800-690-6903. Enter the ***CONTROL NUMBER*** shown below and follow the recorded instructions.

  VOTE ON THE INTERNET: Log on to proxyweb.com. Enter the ***CONTROL NUMBER*** shown below and follow the on screen instructions.

  VOTE BY MAIL: Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return in the envelope provided.
  ----------------------------------------------------------------------------

         + Please fold and detach card at preforation before mailing +


                               ING TECHNOLOGY FUND
         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 29, 2002
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

The undersigned hereby appoint(s) Michael J. Roland and Robert S. Naka or any one or more of them, proxies, with full power of substitution, to vote all shares of ING Technology Fund ("the Fund") a series of ING Series Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034 on August 29, 2002 at 8:00 a.m., Local time, and at any adjournment(s) thereof, in the manner directed with respect to the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged and in the Proxies' discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL(S).

                                         PLEASE VOTE, DATE AND SIGN EXACTLY AS
                                               NAME(S) APPEAR(S) HEREON.

                                               Date ______________, 2002

                                        ________________________________________
                                        Signature(s) and Title(s), if applicable

                                        If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

                                                                             ING

         > Please fold and detach card at perforation before mailing <


PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL:                                                            FOR    AGAINST   ABSTAIN
1.   To approve a new Subadvisory Agreement on behalf of the Fund,   [ ]      [ ]       [ ]
     between ING Investments, LLC and AIC Asset Management, LLC
     (formerly known as Elijah Asset Management, LLC); and


                                                                     [ ]      [ ]       [ ]
2.   To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any
     adjournments thereof in the discretion of the proxies or
     their substitutes.